UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________________

FORM 8-K
____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 28, 2008

CHINA RECYCLING ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-12536	90-0093373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

0000721693	4911-Eletric Services	06628887
(Central Index Key)	(Standard Industrial Classification)	(Film Number.)

429 Guangdong Road
Shanghai 200001
People's Republic of China
 (Address of principal executive offices, including zip code)

(86-21) 6336-8686
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

China Recycling Energy Corporation ("Company") concluded on April 28, 2008 and announced on April 28, 2008 that it would restate its financial statement on its Form 10-QSB for fiscal quarters ended March 31, 2007, June 30, 2007 and September 30, 2007.

Accordingly, the Company's prior Form 10-QSB Quarterly Reports for Fiscal Quarters ended March 31, 2007, June 30, 2007 and September 30, 2007 should no longer be relied upon.

The Company's decision to restate was made in connection with a review of the Company's Form 10-QSB by the Corporation Finance Division of the U.S. Securities and Exchange Commission (SEC). On March 14, 2008, the Company also received  a notice from Goldman Parks Kurland Mohidin-GPKM, LLP ("GPKM”), the Company’s  independent registered accounting firm, that the Company's prior Form 10-QSB Quarterly Reports for Fiscal Quarters ended March 31, 2007, June 30, 2007 and September 30, 2007 should be restated and should no longer be relied upon.

The Board of Directors made the decision to restate the Company's financial statements on April 28, 2008, following consultation with, and upon the recommendation of the management. The Company has also discussed the need to restate the previously issued financial statements and the matters disclosed in this filing with GPKM, and GPKM has concurred with the decision of the Board to proceed with the restatement and has furnished the Company a letter consenting to the statements made by the Company in this Form 8-K.

The financial statements for the quarters ended March 31, 2007, June 30, 2007 and September 30, 2007 would be restated to reflect the following:

1)

Accounting for equipment leases as sales type leases instead of direct financing leases;

2)

Impact of write-off of account receivable of approximately $ 3.5 million as of December 31, 2006.

While the information contained herein describes all of the items for which the Company and GPKM have determined a restatement is appropriate at this time, there can be no assurance that further review and inquiry of the Company's financial statements will not identify additional items.

Forward Looking Statements

Statements contained in this Form 8-K relating to the Company's or management's intentions, hopes, beliefs, expectations or predictions of the future, including statements with the words "expects", "will", "intends" and "may" and statements relating to its expected adjustments to previously reported financial results, are forward-looking statements. The Company's actual results, including the items and amounts actually restated, and the timing of the completion of the restatement and related audit, could differ materially from those projected in these forward-looking statements. The actual items and amounts restated, and the actual timing of completion of the restatement and related audit, will depend on a number of factors, including any additional discussions with the SEC, the completion of the work underlying the restatement by the Company and the audit and review of the underlying work and restated financial statements by GPKM. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company's SEC filings. The Company disclaims any intention or obligation to revise any forward-looking statements, including financial estimates, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

7.01	Letter of Goldman Parks Kurland Mohidin

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Recycling Energy Corporation

Date: April 28, 2008	/s/Guangyu Wu
Guangyu Wu Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

7.01	Letter of Goldman Parks Kurland Mohidin